SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                      [ ]  Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                            ATLANTIC FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ....................................................................
      (2)   Aggregate number of securities to which transaction applies:
            ....................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      (4)   Proposed maximum aggregate value of transaction:
            ....................................................................
      (5)   Total fee paid:
            ....................................................................

[ ]   Fee paid previously with preliminary materials.
            ....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
            ....................................................................
      (2)   Form, Schedule or Registration Statement no.:
            ....................................................................
      (3)   Filing Party:
            ....................................................................
      (4)   Date Filed:
            ....................................................................

                            ATLANTIC FINANCIAL CORP.









Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Atlantic Financial Corp. (the "Company") to be held on Tuesday, April 27, 1999 at 7:00 p.m. at the Omni Hotel located at 1000 Omni Boulevard, Newport News, Virginia. At the Annual Meeting, you will be asked to elect five directors for terms of three years each and to ratify the appointment of independent auditors for the Company for 1999. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope that you will participate in the Annual Meeting, either in person or by proxy.

                                        Sincerely,

                                        /s/ William J. Farinholt

                                        William J. Farinholt
                                        President and Chief Executive Officer



Newport News, Virginia
April 7, 1999

                            ATLANTIC FINANCIAL CORP.
                          737 J. Clyde Morris Boulevard
                          Newport News, Virginia 23601

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

         The Annual Meeting of Shareholders (the "Annual Meeting") of Atlantic Financial Corp. (the "Company") will be held on Tuesday, April 27, 1999 at 7:00 p.m. at the Omni Hotel located at 1000 Omni Boulevard, Newport News, Virginia, for the following purposes:

         1. To elect five directors to serve for terms of three years each expiring at the 2002 annual meeting of shareholders;

         2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 1999; and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of record of shares of Common Stock at the close of business on March 29, 1999, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                          By Order of the Board of Directors

                                          /s/ Kenneth E. Smith

                                          Kenneth E. Smith
                                          Executive Vice President and Secretary


April 7, 1999


________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                            ATLANTIC FINANCIAL CORP.
                          737 J. Clyde Morris Boulevard
                          Newport News, Virginia 23601



                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $5.00 per share ("Common Stock"), of Atlantic Financial Corp. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 27, 1999 at 7:00 p.m. at the Omni Hotel located at 1000 Omni Boulevard, Newport News, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 7, 1999 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 29, 1999, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,189,385 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the

Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of 14 directors, five of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2002. Nine other directors have been elected to terms that end in either 2000 or 2001, as indicated below.

         On December 1, 1998, the Company completed the merger of United Community Bankshares, Inc. ("UCB") with and into the Company (the "Merger"). As a result of the Merger, The Bank of Franklin ("BOF") and The Bank of Sussex and Surry ("BSS"), the former subsidiaries of UCB, became wholly owned subsidiaries of the Company. In addition, the Company's Board of Directors was divided into three classes and restructured to consist of seven individuals who were directors of the Company and seven individuals who were directors of UCB.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the five nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each director's age, business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor.

               Nominees for Election For Terms That Expire in 2002

Charles F. Dawson, 57, has been a director of the Company since 1988.
         Mr. Dawson is a land surveyor and a principal in Bay Design Group, P.C. in Saluda, Virginia.

William J. Farinholt, 52, has been a director of the Company since 1988.
         Mr. Farinholt is the President and Chief Executive Officer of the Company and Peninsula Trust Bank, Incorporated ("PTB").

Harvey G. Pope, 79, has been a director of the Company since 1998 and was previously a director of UCB since 1988.
         Mr. Pope was formerly the President of Hancock Peanut Company in Courtland, Virginia.

J. Russell West, 73, has been Vice Chairman of the Board and a director of the Company since 1998 and was previously Chairman of the Board and a director of UCB since 1970.
         Mr. West is the owner of Ivor Furniture Company in Ivor, Virginia.

Thomas Z. Wilke, 45, has been a director of the Company since 1990.
         Mr. Wilke is an agent with State Farm Insurance in Gloucester Point, Virginia.

                 Incumbent Directors Whose Terms Expire in 2000

Harry M. Healy, 65, has been a director of the Company since 1988.
         Mr. Healy is retired and formerly was President of Bailey Amusements in Gloucester, Virginia.

Hersey M. Mason, Jr., 69, has been a director of the Company since 1990.
         Mr. Mason is the owner of Mason Realty, Inc. in Middlesex County, Virginia.

William B. Savedge, 51, has been a director of the Company since 1998.
         Mr. Savedge is Vice President of Manry Rawls Corporation in Franklin, Virginia.

J. D. Spivey, 72, has been a director of the Company since 1998 and was previously a director of UCB since 1991.
         Mr. Spivey is retired and formerly was Vice President of Southampton Tractor Co., Inc. in Courtland, Virginia.

F. Bruce Stewart, 59, has been a director of the Company since 1998 and was previously a director of UCB since 1988.
         Mr.  Stewart  is an  attorney  with  Stewart  &  Stewart  in  Franklin,
         Virginia.

                 Incumbent Directors Whose Terms Expire in 2001

J. Philip Bain, Jr., 35, has been a director of the Company since 1998 and was previously a director of UCB since 1988.
         Mr. Bain is a stockbroker with Davenport & Company LLC in Richmond, Virginia.

Robert D. Foster, 56, has been a director of the Company since 1988.
         Mr.  Foster  is  President  of  Tre-Suz-Ann   Development   and  Foster
         Management and Vice President of Foster Realty, both of which are in Gloucester, Virginia.

Joseph A. Lombard, Jr., DDS, 52, has been Chairman of the Board and a director of the Company since 1988.
         Dr. Lombard is a principal in Lombard, Luckham & Smith, a dentistry practice in Gloucester, Virginia.

Wenifred O. Pearce, 57, has been a director of the Company since 1998 and was previously a director of UCB since 1994.
         Mr. Pearce is the Vice Chairman and Chief Operating Officer of the Company and the President and Chief Executive Officer of BOF. From 1994 to 1998, he served as President and Chief Executive Officer of UCB.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

         Kenneth E. Smith, 47, has served as Executive Vice President and Chief Financial Officer of the Company and PTB, with primary oversight of operations, since 1988. Mr. Smith has 25 years of banking experience. Prior to joining the Company, he served as Compliance Officer and Auditor with Citizens and Farmers Bank, West Point. Prior to that he spent 11 years as a commercial bank examiner with the Federal Reserve Bank of Richmond. He served for two years with The
Colonial Bank of Providence Forge, Virginia. Before that he worked as an internal auditor with United Virginia Bank and as a teller with Second National Bank, Richmond, Virginia. He has experience in virtually all areas of the Company, including lending, liquidity management, bank regulations and financial analysis. He has attended various banking schools, is a graduate of the University of Richmond and has taught at Rappahannock Community College.

         D. Eugene Brittle, 49, has served as Executive Vice President of the Company since 1998 and is President and Chief Executive Officer of BSS. Mr. Brittle has 26 years of banking experience. He has served in the positions of Assistant Cashier, Cashier and Executive Vice President of BSS, having become
President in 1994. Mr. Brittle has been a director of BSS since 1986. He has experience in virtually all areas of BSS, having served as a teller and loan officer. He also has experience in virtually all other areas of BSS, including liquidity management, compliance, financial record keeping and analysis, and is in charge of BSS's investment portfolio. He has completed various American Institute of Banking courses, is a graduate of the Virginia-Maryland School of Bank Management at The University of Virginia and graduated with a B.A. degree in Economics from Randolph-Macon College. He has served in numerous capacities with state banking organizations and is a past President of the Virginia Association of Community Banks.

Security Ownership of Management

         The following table sets forth, as of March 29, 1999, certain information with respect to the beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                                                   Number                         Percent
                                                                of Shares (1)                  of Class (%)
                                                                -------------                  ------------
J. Philip Bain, Jr.                                                 75,576                         1.80
D. Eugene Brittle                                                    6,729                           *
Charles F. Dawson                                                   10,962                           *
William J. Farinholt                                                73,340                         1.74
Robert D. Foster                                                    84,342                         2.01
Harry M. Healy                                                      29,000                           *
Joseph A. Lombard, Jr., DDS                                         55,236                         1.32
Hersey M. Mason, Jr.                                                69,148                         1.65
Wenifred O. Pearce                                                   7,720                           *
Harvey G. Pope                                                       9,547                           *
William B. Savedge                                                  29,719                           *
Kenneth E. Smith                                                    39,560                           *
J. D. Spivey                                                         5,322                           *
F. Bruce Stewart                                                     8,341                           *
J. Russell West                                                     70,492                         1.68
Thomas Z. Wilke                                                     19,440                           *

All directors and executive officers as a group
   (16 persons)                                                    594,474                         13.95
__________________

* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 29, 1999.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of March 29, 1999, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns more than five percent of the outstanding shares of Common Stock.

                                               Number               Percent
                                              of Shares           of Class (%)
                                              ---------           ------------

Jack P. Bain                                 212,966 (1)              5.08
Hannah B. Bain
  Wakefield, Virginia
__________________________
(1) Amount includes 60,800 shares held by Mr. Bain, 19,000 shares held in trust by Mr. Bain as trustee for the benefit of his daughter, and 25,671 shares held by Mr. Bain as trustee under the will of Robert F. Bain, Jr., all to which Mrs. Bain disclaims beneficial ownership;
         amount also includes 107,495 shares held by Mrs. Bain, to which Mr. Bain disclaims beneficial ownership.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 1998, all filing requirements applicable to its officers and directors were complied with, except that William
J. Farinholt, a director and executive officer, inadvertently filed late a report on Form 4 covering the purchase of 490 shares of Common Stock in December 1998.

The Board of Directors and its Committees

         There were 15 meetings of the Board of Directors in 1998. Each director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member during the period in 1998 for which he was a director.

         The Company's Audit Committee, which meets on a bi-monthly basis, met seven times in 1998. Members of the committee currently include J. D. Spivey, Chairman, J. Philip Bain, Jr., Charles F. Dawson, Hersey M. Mason, Jr., William
B. Savedge, F. Bruce Stewart and Thomas Z. Wilke. The Audit Committee recommends to the Board of Directors the appointment of a firm to serve as independent auditors, subject to ratification by the Board of Directors and the shareholders at the Annual Meeting.

         The Company does not have a standing Nomination or Compensation Committee.

         The Chairman of the Board is an ex-officio member of all committees.

Director Compensation

         Each of the Company's directors is paid an annual retainer fee of $4,000 and $100 for each Board of Directors meeting attended and $50 for each committee meeting attended.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the cash compensation paid by the Company and its subsidiaries (and their predecessors), as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served. This table includes compensation for services rendered in all capacities to UCB and its subsidiaries by Messrs. Pearce and Brittle during that period.

                           Summary Compensation Table

                                                          Annual Compensation                Long Term Compensation
                                                          -------------------                ----------------------
                                                                          Other Annual    Securities         All Other
               Name and                                                      Compen-      Underlying          Compen-
          Principal Position             Year      Salary ($)  Bonus ($)   sation ($)     Options (#)      sation ($)(1)
          ------------------             ----      ----------  ---------   ----------     -----------      -------------
William J. Farinholt                     1998       143,769          -         *               -               4,246
President and Chief Executive Officer    1997       106,266      25,000        *               -               1,649
   of the Company and PTB                1996       100,651      25,650        *               -               1,501

Wenifred O. Pearce                       1998       110,979          -         *               -              16,611
Vice Chairman and Chief Operating        1997       100,000       9,768        *            17,917            15,218
   Officer of the Company and            1996        90,000       4,579        *               -               9,480
   President and Chief Executive
   Officer of BOF

Kenneth E. Smith                         1998       123,677          -         *               -               3,704
Executive Vice President and Chief       1997        92,942      21,750        *               -               1,442
   Financial Officer of the Company      1996        88,675      22,410        *               -               1,321
   and PTB

D. Eugene Brittle                        1998        96,715          -         *               -               7,284
Executive Vice President of the          1997        90,539       5,000        *            16,125               766
   Company and President and Chief       1996        86,648          -         *               -                 797
   Executive Officer of BSS

____________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for all officers named in the table.

(1) Amounts for Messrs. Farinholt and Smith represent matching contributions by the Company in its 401(k) plan, which was established on March 1, 1995. Amounts for Mr. Pearce include $7,500, $8,712 and $7,500 for 1998, 1997 and 1996, respectively, relating to contributions by BOF on behalf of Mr. Pearce under BOF's deferred compensation plan.

Stock Options

         The Company and its predecessors did not grant any stock options to the named executive officers during the year ended December 31, 1998. The following table sets forth information with respect to exercised and unexercised options held by such officers as of December 31, 1998. No stock options were exercised by Messrs. Farinholt, Pearce, Smith or Brittle in 1998.

                          Fiscal Year End Option Values

                                               Number of Securities                   Value of Unexercised
                                          Underlying Unexercised Options              In-The-Money Options
                                             at December 31, 1998 (#)             at December 31, 1998 ($)(1)
                                             ------------------------             ---------------------------
Name                                      Exercisable      Unexercisable          Exercisable   Unexercisable
----                                      -----------      -------------          -----------   -------------
William J. Farinholt                        34,000               -                  316,250           -
Wenifred O. Pearce                           2,050             15,867                10,547         81,636
Kenneth E. Smith                            34,000               -                  316,250           -
D. Eugene Brittle                            1,935             14,190                 9,956         73,008

_________________
(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 1998 and
         (ii) the exercise price of the options.


Employment Agreements

         William J. Farinholt, President and Chief Executive Officer of the Company and PTB, Wenifred O. Pearce, Vice Chairman and Chief Operating Officer of the Company and President and Chief Executive Officer of BOF, Kenneth E. Smith, Executive Vice President and Chief Financial Officer of the Company and PTB, and D. Eugene Brittle, Executive Vice President of the Company and President and Chief Executive Officer of BSS, each has entered into a five-year Employment Agreement with the Company that commenced on December 1, 1998. Such Employment Agreements superceded the existing employment agreements between UCB and each of Messrs. Pearce and Brittle, as well as the agreements between PTB and each of Messrs. Farinholt and Smith, which agreements provide for certain benefits in the event of a change of control of PTB.

         Mr. Farinholt's Employment Agreement provides that he will serve as the President and Chief Executive Officer of the Company at an annual base salary of $160,000. Base salary increases and bonuses will be in the discretion of the Board of Directors. The Employment Agreement also provides that the Company will provide Mr. Farinholt an appropriate automobile, as determined by the Board of Directors. Under the Employment Agreement, Mr. Farinholt will be entitled to participate in employee benefit plans, including the Company's stock option plans, on the same basis as other employees of senior executive status. If the Company terminates Mr. Farinholt's employment without cause, or if Mr. Farinholt resigns for "good reason" during the contract term, he will be entitled to salary and benefits for the remainder of the contract term, or one year, whichever is greater, subject to his agreement not to compete with the Company for a period of one year following the termination of his employment. Under the Employment Agreement, "good reason" entitling Mr. Farinholt to resign includes a change or reduction in Mr. Farinholt's authority; a reduction in base salary, as the same may have been increased from time to time; the failure of the Company to provide him with substantially the same fringe benefits that have been provided heretofore; a relocation of his primary place of employment, which would require him to move his personal residence; the failure of a successor corporation to assume the Company's obligations under the Employment Agreement; a failure of the shareholders to elect him a director of the Company; or a material breach of the Employment Agreement by the Company.

         Under the Employment Agreement, Mr. Farinholt would not be entitled to any further compensation or benefits if the Company terminated the Agreement for cause. Cause includes personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses that have no material detrimental effect on the Company) or final cease and desist order, or a material breach of any provision of the Employment Agreement.

         If Mr. Farinholt is terminated or if he resigns for good reason following a change of control, he would be entitled to the same severance benefits described above. If Mr. Farinholt resigned following a change of control without good reason, he would be entitled to a $200,000 severance benefit and immediate vesting of stock options.

         The Employment Agreements of Messrs. Pearce, Smith and Brittle are in substantially the same form as Mr. Farinholt's Employment Agreement and provide for annual base salaries of $150,000, $125,000 and $115,000, respectively. The Employment Agreements of Messrs. Pearce and Brittle, however, provide additionally that each will be granted an option to purchase shares of Common Stock with a fair market value equal to 167% of his annual base salary at the time of grant at a price per share equal to the fair market value of Common Stock on the date of grant. Such options are contingent on continued employment and are not required to be granted before August 1, 2001. Such option grants will be incentive stock options and will vest as rapidly as is consistent with incentive stock option treatment. Mr. Pearce's Employment Agreement provides that the Salary Continuation Plan Agreement provided to him by BOF will be kept in force.

Transactions with Management

         Some of the directors and officers of the Company and their families are at present, as in the past, customers of one of the banking subsidiaries of the Company, and have had and expect to have transactions with one or more of the subsidiary banks in the ordinary course of business. In addition, some of the directors and officers of the Company or its subsidiaries are at present, as in the past, also directors and officers of corporations that are customers of the subsidiary banks and that have had or expect to have transactions with the subsidiary banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         As of December 31, 1998, the aggregate amount of loans, direct and indirect, from PTB, BOF and BSS to the Company's directors, executive officers, shareholders holding more than five percent of the outstanding voting securities and entities in which they own significant interest, was $3,223,014.

                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Company's Audit Committee, has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Yount, Hyde & Barbour, P.C. audited the financial statements of the Company for the year ended December 31, 1998. A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent public accountants.

         The Company's principal accountant for the fiscal year ending December 31, 1997, Smith & Eggleston, P.C., declined to stand for reelection in 1998 as of March 31, 1998. The report of Smith & Eggleston, P.C. on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and the subsequent interim period, there were no disagreements with Smith & Eggleston, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Smith & Eggleston, P.C., would have caused it to make a reference to the subject matter of the disagreements in connection with its report. The Company has not been advised by Smith & Eggleston, P.C. of any reportable events that occurred during the last two fiscal years or the subsequent interim period.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2000 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 7171 George Washington Memorial Highway, Gloucester, Virginia 23061, no later than December 8, 1999, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2000 annual meeting of shareholders on April 27, 2000.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2000 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2000 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2000 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2000 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 27, 2000 for the 2000 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 27, 2000 and no earlier than January 28, 2000.


                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO KENNETH E. SMITH, EXECUTIVE VICE PRESIDENT AND SECRETARY, WHOSE ADDRESS IS 737 J. CLYDE MORRIS BOULEVARD, NEWPORT NEWS, VIRGINIA 23601. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                [FORM OF PROXY]

                            Atlantic Financial Corp

               Proxy Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Joseph A. Lombard, Jr., DDS, W. J. Farinholt and J. D. Spivey, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Atlantic Financial Corp, a Virginia corporation (the "Corporation"), to be held at the Omni Hotel located at 1000 Omni Boulevard, Newport News, Virginia, on Tuesday, April 27, 1999 at 7:00 p.m., local time, or any adjournments thereof, for the purposes set forth on the reverse side of this document:

                 (To Be Continued And Signed On The Other Side)

                        Please sign, date and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             ATLANTIC FINANCIAL CORP

                                 April 27, 1999





                Please Detach and Mail in the Envelope Provided


| X | Please mark your
      votes as in this
      example.

                            FOR                   WITHHOLD
                     nominees listed at           AUTHORITY
                       right (except      to vote for all nominees
                     as indicated below)      listed at right
1. To elect as               _                        _
   directors the five       |_|                      |_|            Nominees: Charles F. Dawson
   persons listed as                                                          William J. Farinholt
   nominees at right for terms of three years each expiring at                Harvey G. Pope
   the 2002 Annual Meeting of Shareholders                                    J. Russell West
                                                                              Thomas Z. Wilke
(INSTRUCTION: To withhold authority to vote for any
individual nominee listed above, write that nominee's name on the space provided below.)

_________________________________________________________________


2. To  ratify  the  appointment  of the  firm  of  Yount,  Hyde &   FOR      AGAINST     ABSTAIN
   Barbour,  P.C. as independent auditors for the Corporation for    _          _           _
   the fiscal year ending December 31, 1999.                        |_|        |_|         |_|

3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.


                                        Please check one of the following boxes.

                                            I will attend   _    I will not   _
                                            the meeting    |_|   attend the  |_|
                                                                  meeting

                                        Number of Attendees:____________________



Signature_____________________Signature____________________Dated__________, 1999
NOTE: PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY. When signing as Attorney, Executor, Administrator, Guardian or Trustee, please add your title as such.